UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 2, 2010

INTERNATIONAL GAME TECHNOLOGY
(Exact Name of Registrant as Specified in its Charter)

Nevada	001-10684	88-0173041
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9295 Prototype Drive, Reno, Nevada 89521
(Address of Principal Executive Offices) (Zip Code)

(775) 448-7777
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                      Submission of Matters to a Vote of Security Holders

International Game Technology (IGT) held its annual meeting of stockholders on March 2, 2010.  The directors below were elected to serve until the next annual meeting and constitute all of the directors of IGT.

At the meeting, stockholders also ratified the appointment of PricewaterhouseCoopers LLP (PwC) as IGT’s independent auditors for the fiscal year ending September 30, 2010.

Voting results were as follows:

	Number of Shares (in millions)
	For	Against	Withheld	Abstained	Broker Non-votes

Directors elected
Paget L. Alves	216.4	-	5.1	-	34.3
Patti S. Hart	209.0	-	12.5	-	34.3
Robert A. Mathewson	207.0	-	14.5	-	34.3
Thomas J. Matthews	208.1	-	13.3	-	34.3
Robert J. Miller	215.6	-	5.8	-	34.3
Frederick B. Rentschler	207.4	-	14.1	-	34.3
David E. Roberson	216.4	-	5.0	-	34.3
Phillip G. Satre	216.4	-	5.0	-	34.3

PwC ratified	250.6	3.0	-	2.2	-

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL GAME TECHNOLOGY

Date: March 5, 2010	By:	/s/ J. Kenneth Creighton
J. Kenneth Creighton
Vice President, Corporate Law Department
and Assistant Secretary